UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2013, the Board of Directors (the “Board”) of Dune Energy, Inc. (the “Company”) approved certain compensation arrangements for the Company’s employees, including the Company’s senior executives, as set forth below.

Base Salary for Executives for 2014

The Board approved the recommendation of the Compensation Committee of the Board (the “Committee”) to increase the base salary of certain executive officers, effective January 1, 2014. The Committee recommended, and the Board approved, an increase in the base salary of Messrs. Frank Smith, Jr., Hal Bettis, and Richard Mourglia to $329,000, $329,000 and $289,000 per year, respectively. No changes were made to the base salary of Mr. James Watt which shall remain at $550,000 per year.

Granted Restricted Stock Awards

The Board also approved the recommendation of the Committee to issue an aggregate of 580,305 restricted shares to employees pursuant to the Dune Energy, Inc. 2012 Stock Incentive Plan (the “Plan”), including an aggregate of 209,671 restricted shares to the four executive officers named below.

Name	Initial Grant (# shares)	# Shares Vesting on December 10, 2014	# Shares Vesting on December 10, 2015	# Shares Vesting on December 10, 2016
James A. Watt	70,789	23,597	23,596	23,596
Frank T. Smith, Jr.	48,227	16,076	16,076	16,075
Hal L. Bettis	48,227	16,076	16,076	16,075
Richard H. Mourglia	42,428	14,143	14,143	14,142

Bonus Payout

As previously announced on July 23, 2013, the Board approved the payment of retention bonuses to the Company’s employees, including the Company’s senior executive officers pursuant to a cash bonus plan (the “2013 Bonus Program”). James Watt, our chief executive officer, received one-third of his approved retention cash bonus (the “2013 Bonus”) in October 2013, and has voluntarily agreed, with the Board’s approval, to receive 156,695 restricted shares under the Plan in lieu of his second one-third cash payment of the 2013 Bonus under the 2013 Bonus Program with the vesting schedule set forth below.

Name	Initial Grant (# shares)	# Shares Vesting on December 10, 2014	# Shares Vesting on December 10, 2015	# Shares Vesting on December 10, 2016
James A. Watt	156,695	52,232	52,232	52,231

The time vesting awards granted to the executive officers were granted pursuant to the Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Time Vesting) (the “Form of Award Agreement”), and the description of the grants are qualified in their entirety by reference to the full text of the Form of Award Agreement which is filed as Exhibit 10.3 to the Current Report on Form 8-K on March 6, 2012 (file no. 001-32497).

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document

10.1	Form of Dune Energy, Inc. 2012 Stock Incentive Plan Restricted Stock Agreement (Time Vesting) (incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2012 (file no. 001-32497)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: December 13, 2013	By:	/s/ James A. Watt
Name: James A. Watt
Title: Chief Executive Officer